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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 (File No. 333-64641) of our report dated May 13, 1998 on our audits of the consolidated financial statements of Koffolk (1949) Ltd.

                                          DOV KAHANA & CO.
                                          Certified Public Accountants (Isr.)

Tel-Aviv, Israel
December 10, 1998